UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Volt Information Sciences, Inc.

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Your Vote Counts! VOLT INFORMATION SCIENCES, INC. 2022 Annual Meeting Vote by April 19, 2022 11:59 PM ET. For shares held in a Plan, vote by April 15, 2022 4:00 PM ET. VOLT INFORMATION SCIENCES, INC. 2401 N. GLASSELL STREET ORANGE, CALIFORNIA 92865 D69130-P69970 You invested in VOLT INFORMATION SCIENCES, INC. and it’s time to vote! This is an important notice regarding the availability of proxy materials for the annual shareholder meeting to be held on April 20, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 20, 2022 10:30 a.m. (PDT) Virtually at: www.virtualshareholdermeeting.com/volt2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Nick S. Cyprus 04) Linda Perneau For 02) Bruce G. Goodman 05) Arnold Ursaner 03) William J. Grubbs 06) Celia R. Brown 2. Vote to ratify the appointment of Ernst & Young LLP as our independent Registered Public Accounting Firm for 2022. For 3. Vote to approve, on a non-binding, advisory basis, the Company’s executive compensation. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D69131-P69970